                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                          IFR SYSTEMS, INC.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                           NOTICE AND PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS

                                     [LOGO]

                               IFR SYSTEMS, INC.

                               ------------------

                            NOTICE OF ANNUAL MEETING

                                NOVEMBER 7, 1996

                             ---------------------

To the Shareholders of
  IFR SYSTEMS, INC.:

    You are hereby notified that the Annual Meeting of Shareholders of IFR Systems, Inc., a Delaware corporation, will be held at the Rolling Hills Country Club, 233 South Westlink Drive, Wichita, Kansas, on Thursday, November 7, 1996 at 10:00 A.M. (C.S.T.) for the following purposes:

    1.  To elect two (2) directors for a term of three years.

    2. To consider and adopt the 1996 Incentive Stock Option Plan, authorizing issuance at the discretion of the Board of Directors Compensation Committee of options to employees to purchase up to 400,000 shares of Common Stock.

    3. To ratify the appointment of Ernst & Young LLP as independent auditors for the current fiscal year ending June 30, 1997.

    4.  To transact such other business as may properly come before the meeting.

    The shareholders of record at the close of business on September 9, 1996 are entitled to notice of and to vote at the meeting. PLEASE MARK, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you attend the meeting, you may, if you so desire, withdraw your proxy and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                     [SIG]

                                          Charles J. Woodin
                                          SECRETARY

Wichita, Kansas
September 23, 1996

                               IFR SYSTEMS, INC.
                              1996 PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

    All shareholders of record on September 9, 1996 are entitled to vote at the Annual Meeting of IFR Systems, Inc., a Delaware corporation ("IFR" or the "Company") to be held on Thursday, the 7th day of November, 1996. All shareholders unable to attend such meeting who wish to vote their stock upon the business to be transacted at such meeting are requested to mark, sign and date the accompanying form of proxy and return it in the addressed, postage-paid envelope that is enclosed. The proxy may be revoked at any time before it is voted, and the signing of such proxy will not affect a shareholder's right to vote in person if present at the meeting. All proxies returned and not so revoked will be voted in accordance with their terms.

    As stated in the Notice, the matters to be considered at the meeting are (i) the election of two directors for a term of three years, (ii) the adoption of the 1996 Incentive Stock Option Plan, (iii) the ratification of the appointment of independent auditors, and (iv) the transaction of such other business as may properly come before the meeting.

    The solicitation of the accompanying form of proxy is made on behalf of the Board of Directors of the Company for the 1996 Annual Meeting and any adjournments thereof. The expense of the solicitation of the proxies for this meeting will be borne by the Company. The solicitation will be made through the use of the mails and by personal solicitation through regular employees of the Company who will not be additionally compensated therefor.

    The mailing address of the principal executive offices of the Company is IFR Systems, Inc., 10200 West York Street, Wichita, Kansas 67215. This Proxy Statement and the enclosed form of proxy were first sent or given to the shareholders on approximately September 23, 1996.

OUTSTANDING SHARES & PRINCIPAL SHAREHOLDERS

    On September 9, 1996, the Company had issued and outstanding 5,482,449 shares of common stock, $.01 par value per share, not including 695,051 treasury shares. Each shareholder is entitled to one vote upon any proposal submitted to the meeting for each share standing of record in his name on September 9, 1996. Based on copies of reports filed with the Securities and Exchange Commission which have been received by the Company, the following table sets forth, as of September 9, 1996, the only persons known to be beneficial owners of more than 5% of the Company's outstanding common stock:

                                                                        NUMBER OF SHARES     PERCENT OF
                                                                          BENEFICIALLY      TOTAL SHARES
TITLE OF CLASS                   NAME AND ADDRESS OF BENEFICIAL OWNER         OWNED          OUTSTANDING
- ------------------------------  --------------------------------------  -----------------  ---------------
Common Stock..................  State of Wisconsin                            470,600               8.6%
                                Investment Board
                                P.O. Box 7842
                                Madison, WI 53707
Common Stock..................  Dimensional Fund Advisors, Inc.               321,325               5.9%
                                1299 Ocean Avenue
                                11th Floor
                                Santa Monica, CA 90401
Common Stock..................  Fenimore Asset Management, Inc.               316,750               5.8%
                                118 North Grand Street
                                Cobleskill, NY 12043

    The following table contains information concerning beneficial owners of IFR Systems, Inc. Common Stock as of September 9, 1996, for each Director or nominee for Director, for each Executive Officer named in the Summary Compensation Table on Page 6 and for all Directors and Executive Officers as a group:

                                                                                             PERCENT OF
NAME OF BENEFICIAL OWNER                                    OPTIONS HELD(1)  SHARES OWNED     SHARES(2)
- ----------------------------------------------------------  ---------------  -------------  -------------
Alfred H. Hunt, III.......................................        98,000         105,544(3)         3.7%
  DIRECTOR, PRESIDENT AND CHIEF EXECUTIVE OFFICER
Oscar L. Tang.............................................         1,000          89,000(4)         1.6%
  DIRECTOR
Ralph R. Whitney, Jr. ....................................         7,000          20,412             (*)
  DIRECTOR
Paul E. Reinken...........................................         2,000          14,130(5)          (*)
  DIRECTOR
Wilton W. Cogswell, III...................................         7,000           4,950(6)          (*)
  DIRECTOR
Donald L. Graf............................................         7,000             400(7)          (*)
  DIRECTOR
John V. Grose.............................................         4,000          --                 (*)
  DIRECTOR
Friedel E. Arnold.........................................        15,000          --                 (*)
  VICE PRESIDENT AND GENERAL MANAGER
Jeffrey A. Bloomer........................................         7,000          --                 (*)
  TREASURER AND CHIEF FINANCIAL OFFICER
Iain M. Robertson.........................................         5,000          --                 (*)
  PRESIDENT, PHOTON KINETICS, INC.
Directors and Executive Officers
  as a Group (11 persons).................................       153,000         238,069            7.1%

- ------------------------------
(1) Includes presently exercisable options and options exercisable within 60 days of September 9, 1996. Options were granted under the 1985 Incentive Stock Option Plan, 1988 Incentive Stock Option Plan, 1992 Nonqualified Stock Option Plan or Directors Stock Option Plan.
(2) (*) Denotes less than 1%.
(3) Includes 400 shares owned by Mr. Hunt's minor children. Mr. Hunt disclaims beneficial ownership of the shares owned by his children.
(4) Includes 40,000 shares held by Mr. Tang as trustee in various trusts for members of Mr. Tang's family and 49,000 shares held by The Tang Fund of which Mr. Tang is president and a director. Excludes 165,000 shares held in trust for the benefit of Mr. Tang and 30,000 shares held by August Associates, an investment partnership in which Mr. Tang is a limited partner, because Mr. Tang does not have the power to vote or dispose of the shares or to direct the voting or disposition of the shares
(5) Includes 10,000 shares owned by Mr. Reinken's children. Mr. Reinken disclaims beneficial ownership of such shares.
(6) Includes 500 shares owned by a trust of which Mr. Cogswell is trustee. Mr. Cogswell disclaims beneficial ownership of such shares.
(7) Includes 200 shares owned by a trust of which Mr. Graf is trustee.

                                   PROPOSAL I
                             ELECTION OF DIRECTORS

    At the Annual Meeting, two directors will be elected by majority vote of those voting. John V. Grose and Oscar L. Tang, both of whom are members of the present Board, have been nominated for election as directors to hold office until the annual meeting of shareholders in 1999, or until their successor has been elected. The other directors listed below will continue in office until expiration of their terms. If the enclosed proxy is duly executed and received in time for the meeting and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for John V. Grose and Oscar L. Tang, for election as directors of the Company. There will not be cumulative voting for the election of a director. If the nominee is unable to serve, an event which the Board of Directors does not anticipate, the proxy will be voted for the person designated by the Board to replace that nominee.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES.

    The following table sets forth the name, age, business background, and tenure as a director of the Company of each nominee and director. Except as otherwise indicated the principal occupations of the persons shown in the table have not changed during the last five years. Each person shown has sole voting and investment power with respect to the shares indicated in the beneficial ownership table on page 2.

          NAME, AGE,                               PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
   PERIOD SERVED AS DIRECTOR                                  DURING PAST FIVE YEARS
- -------------------------------  --------------------------------------------------------------------------------
NOMINEE FOR ELECTION FOR A TERM WHICH WILL EXPIRE IN 1999:
John V. Grose, 66,               Mr. Grose is a director and past President of Navair, Inc., which sells,
Director since 1992              services and installs avionics in military and commercial aircraft. Navair also distributes electronic test and measurement equipment. Head office is in
                                 Mississauga, Ontario, Canada. Mr. Grose remains active in the distribution area of the business.
Oscar L. Tang, 58,               Since September 1993, Mr. Tang has been a director of and consultant to New
Director since 1995              England Investment Company, L.P. From August 1970 to September 1993 Mr. Tang was
                                 the President and Chief Executive Officer and co-founder of Reich & Tang, L.P., predecessor of New England Investment Company, L.P.
DIRECTORS WHOSE TERMS EXPIRE IN 1997:

Wilton W. Cogswell, III, 58,     Mr. Cogswell is engaged in the practice of law as a sole practitioner in
Director since 1989              Colorado Springs, Colorado.

Alfred H. Hunt, III, 60,         Mr. Hunt is the President of the Company and since 1985 has been its Chief
Director since 1971              Executive Officer. He was elected to the additional position as Vice Chairman of the Board in January, 1990.

Paul E. Reinken, 77,             Prior to his retirement in July 1983, Mr. Reinken was Vice President- Personnel
Director since 1987              and Public Relations of Indiana Bell Telephone Company, Inc.

DIRECTORS WHOSE TERMS EXPIRE IN 1998:

Donald L. Graf, 59,              Prior to his retirement in 1996, Mr. Graf was the Senior Vice President and
Director since 1985              Chief Financial Officer of Osborn Laboratories, Inc.,(a wholly owned subsidiary of Equifax Corporation), a medical testing services Company with its principal offices in Olathe, Kansas. From September 1988 until January 1992, Mr. Graf was
                                 Senior Vice President-Finance of Kansas City Southern Industries, Inc.

Ralph R. Whitney, Jr., 61,       Mr. Whitney is a principal of Hammond, Kennedy, Whitney & Company, Inc., a
Director since 1985              private investment firm with offices at 230 Park Avenue, New York, New York. Mr.
                                 Whitney also serves as a director of Adage, Inc.; Baldwin Technology Company,
                                 Inc.; Excel Industries, Inc.; Keene Corporation and Selas Corporation of
                                 America.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year ended June 30, 1996, the Board of Directors met 5 times. The Board of Directors has a Compensation Committee and an Audit Committee. All Board members attended more than 75 percent of the aggregate number of Board meetings and Committee meetings held during the fiscal year ended June 30, 1996.

    The Compensation Committee is comprised of Messrs. Cogswell, Graf, Reinken and Tang. The Compensation Committee reviews and approves all compensation plans, benefit programs and perquisites for executives and other employees. The Compensation Committee met 2 times during the last fiscal year.

    The purposes and functions of the Company's Audit Committee are to recommend the engagement or discharge of independent auditors; to review quarterly financial statements prior to issuance; to review year-end financial statements prior to issuance; to review the services from time to time being performed by the independent auditors, including nonaudit services and the fees charged, or to be charged, for all such services; and to make appropriate reports and recommendations to the Board of Directors. The persons who currently are serving on the Audit Committee are Messrs. Cogswell, Graf, Reinken and Whitney. The Audit Committee met 2 times during the last fiscal year.

COMPENSATION OF DIRECTORS

    Directors of the Company, other than persons compensated as executive officers of the Company, receive an annual retainer, payable in four equal quarterly installments. The amount of the annual retainer for the year ended June 30, 1996, was $16,000. Each such director also receives $1,000 for each Board meeting attended and $800 for each committee meeting attended and participates in the Outside Director Compensation, Stock Option, and Retirement Plan described below. If a director is requested by the Company to travel out of town for attendance at a Board meeting or a committee meeting, the director will be reimbursed for reasonable travel expenses.

    In November 1989, the Board of Directors adopted, and the shareholders approved, the IFR Systems, Inc. Outside Director Compensation, Stock Option, and Retirement Plan (the "Outside Director Plan"), pursuant to which directors who are not employees of the Company ("Outside Directors") are entitled to receive certain cash compensation, stock options, and retirement benefits, all as described below. The Outside Director Plan is administered by the Compensation Committee. Subject to the provisions of the Outside Director Plan, the Committee is authorized to interpret such provisions and to make any determinations necessary or advisable for the administration of the Outside Director Plan. The Committee has no discretion with respect to the selection of directors who will receive options and retirement benefits, the terms and provisions of the options, or the amount and duration of the retirement benefits, all of which are established by the provisions of the Outside Director Plan.

    The Outside Director Plan provides for the payment of an annual retainer and meeting attendance fees to Outside Directors of the Company. Such fees are established annually by the Board of Directors. The Outside Director Plan also provides that the Board of Directors may from time to time establish a program for the deferral of such fees and purchase term life, travel, and accidental death and dismemberment insurance for Outside Directors. The Board of Directors has no present intention to establish a deferral program or purchase any such insurance.

    The Outside Director Plan provides that each Outside Director shall be granted an option to purchase 1,000 shares of the Company's common stock on the third business day after the annual meeting of the shareholders of the Company held in each of the ten years commencing in 1989. The total number of shares which may be issued under the Outside Director Plan may not exceed 60,000 shares, subject to adjustments for stock splits and stock dividends. Options granted under the Outside Director Plan may be exercised at any time after twelve months from the date of grant. Each of the options granted under the Outside Director Plan is nontransferable except by will or pursuant to the laws of descent and distribution, is exercisable during an optionee's lifetime only by the optionee, and terminates upon the earlier of (i) nine months after the date the optionee no longer serves as a member of the Board of Directors or (ii) one year after the date of the optionee's death, whether or not he is serving on the Board of Directors at the time of his death. Payment for shares upon the exercise of each such option may be made in cash or in shares of common stock of the Company already owned by the optionee on the date of exercise (valued on the basis of fair market value thereof on the date of exercise). The option price per share under the Outside Director Plan shall be equal to 100% of the fair market value on the date of grant.

    Under the Outside Director Plan, each Outside Director may qualify for a retirement benefit in an amount equal to the annual retainer fee in effect for the year immediately preceding his retirement or resignation from the Board of Directors, payable annually, in quarterly installments, for the same number of years. In order to receive such retirement benefits, the Outside Director must have reached age 65 and ceased serving as a director of the Company. If an Outside Director dies while serving as a director or following his retirement or resignation from the Board of Directors, any retirement benefits that he would have otherwise been entitled to receive shall be paid to his surviving spouse or personal representative. No retirement benefits are payable for past service as a director in years prior to the approval of the Outside Director Plan by the shareholders in 1989. The retirement benefits are intended to be a non-qualified retirement plan for purposes of the Internal Revenue Code and are deductible by the Company in the year paid. Retirement benefits payable under the Outside Director Plan are an unfunded general obligation of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth the annual and long-term compensation for the Company's Chief Executive Officer and the most highly compensated executive officers whose salary and bonus exceeded $100,000 (named executives), as well as the total compensation paid to each such individual for the Company's two previous fiscal years:

                                                                                    LONG TERM COMPENSATION
                                                                            ---------------------------------------
                                                                                     AWARDS
                                         ANNUAL COMPENSATION                ------------------------
                            ----------------------------------------------               SECURITIES      PAYOUTS
                                                             OTHER ANNUAL   RESTRICTED   UNDERLYING   -------------    ALL OTHER
NAME AND                                SALARY      BONUS    COMPENSATION      STOCK      OPTIONS/    LTIP PAYOUTS   COMPENSATION
PRINCIPAL POSITION            YEAR        ($)        ($)        ($)(1)       AWARDS($)      SARS           ($)          ($)(2)
- --------------------------  ---------  ---------  ---------  -------------  -----------  -----------  -------------  -------------
Alfred H. Hunt, III ......       1996  $ 250,000  $  72,320    $  44,812     $       0            0     $       0      $  15,970
 PRESIDENT AND CHIEF             1995  $ 240,000  $       0    $  39,568     $       0       50,000     $       0      $  13,413
 EXECUTIVE OFFICER               1994  $ 215,004  $       0    $  68,337     $  62,000            0     $       0      $   2,150

Friedel E. Arnold(3) .....       1996  $ 175,000  $  55,650    $   8,400     $       0            0     $       0      $  13,983
 VICE PRESIDENT AND              1995  $  71,634  $       0    $   4,200     $       0       60,000     $       0      $       0
 GENERAL MANAGER

Jeffrey A. Bloomer(4) ....       1996  $  90,000  $  15,136    $       0     $       0            0     $       0      $   8,551
 TREASURER AND CHIEF             1995  $  70,322  $       0    $       0     $       0       15,000     $       0      $       0
 FINANCIAL OFFICER

Iain M. Robertson(5) .....       1996  $ 155,000  $       0    $   9,300     $       0       25,000     $       0      $       0
 PRESIDENT, PHOTON               1995  $       0  $       0    $       0     $       0       10,000     $       0      $       0
 KINETICS, INC.

- ------------------------

(1) Includes life insurance premiums for Mr. Hunt in the amounts of $26,800 for the years 1996, 1995, and 1994 and gross up payment for estimated tax liability incurred on the vesting of restricted stock grant of $31,000 for fiscal 1994.

(2) Figures in this column represent the Company's contributions on behalf of each of the named executives under the IFR Systems, Inc. Employees Profit Sharing Plan and under the IFR Systems, Inc. Employees Savings and Investment (401K) Plan.

(3) Mr. Arnold joined the Company in January 1995.

(4) Mr. Bloomer joined the Company in August 1994.

(5) Mr. Robertson joined the company in June 1995.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information concerning Options/SAR's granted during fiscal 1996 to the named executives.

INDIVIDUAL GRANTS
- -------------------------------------------------------------------------------------------------------------------
                                                                                              POTENTIAL REALIZABLE
                                                                                                VALUE AT ASSUMED
                                     NUMBER OF      % OF TOTAL                               ANNUAL RATES OF STOCK
                                    SECURITIES     OPTIONS/ SARS                             PRICE APPRECIATION FOR
                                    UNDERLYING      GRANTED TO     EXERCISE OR                    OPTION TERM
                                   OPTIONS/SAR'S   EMPLOYEES IN    BASE PRICE   EXPIRATION   ----------------------
NAME                                GRANTED(#)    FISCAL YEAR(1)   ($/SHARE)(2)   DATE(3)      5%($)       10%($)
- ---------------------------------  -------------  ---------------  -----------  -----------  ----------  ----------
Iain M. Robertson................       25,000            39.1%     $  15.375      4/23/06   $  114,500  $  410,000

- ------------------------------

(1) In fiscal 1996, options to purchase 63,867 shares of the Company's stock were granted to 13 individuals.

(2) The options to Mr. Robertson were granted at a price equal to fair market value on the date of grant.

(3) Option vests annually in five equal installments beginning on the anniversary date of grant.

(4) No options were granted to Mssrs. Hunt, Arnold and Bloomer during fiscal
    1996.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END
  OPTION/SAR VALUES

    The following table summarizes options exercised during 1996 and presents the value of unexercised options held by the named executives at fiscal year end:

                                                                   NUMBER OF SECURITIES
                                                                  UNDERLYING UNEXERCISED    VALUE OF UNEXERCISED
                                                                    OPTIONS ON JUNE 30,    IN-THE-MONEY OPTIONS ON
                                                                          1996(#)            JUNE 30, 1996($)(2)
                                  SHARES ACQUIRED      VALUE      -----------------------  -----------------------
NAME                              ON EXERCISE(#)   REALIZED($)(1) EXERCISABLE/UNEXERCISABLE EXERCISABLE/UNEXERCISABLE
- --------------------------------  ---------------  -------------  -----------------------  -----------------------
Alfred H. Hunt, III.............        32,000      $   146,625         88,000/60,000       $    439,250/$142,500
Friedel E. Arnold...............        --              --              15,000/45,000       $     16,250/$ 42,500
Jeffrey A. Bloomer..............        --              --               4,500/10,500       $     13,625/$ 18,875
Iain M. Robertson...............        --              --               5,000/30,000       $      1,250/$  1,250

- ------------------------------

(1) Calculated on the basis of the fair market value of the Common Stock on the date of exercise, less the option exercise price.

(2) Calculated on the basis of the fair market value of Common Stock on June 28, 1996 ($12.25), less the option exercise price.

AGREEMENT RELATING TO TERMINATION OF EMPLOYMENT

    The Company has agreements with Mr. Hunt as of March 1, 1989 as amended, and Mr. Arnold as of August 28, 1996, providing for certain payments to them in the event their employement is terminated for a reason other than serious misconduct, death, normal retirement, or total and permanent disability within two years after a Change of Control of the Company (as defined below). The amount of the payment is equal to 2.95 times the average annual compensation over the previous five years. In addition, following a covered termination of employment, the Company is obligated to maintain in effect retirement, disability and medical benefits for a period of three years, and in the case of Mr. Hunt, to maintain in effect for his benefit a $1 million life insurance policy through 2002. The Company is also required to reimburse Mr. Hunt and Mr. Arnold the amount of any federal or state tax incurred as a result of receiving an "excess parachute payment" (as defined in the Internal Revenue Code) under these agreements. For purposes of the agreement, a Change in Control of the Company means any event of a nature that would be required to be reported to the Securities and Exchange Commission in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended, provided that, without limitation, a Change in Control shall be deemed to have occurred if: (a) any person (within the meaning of Sections 3(a)(9) and 13(d)(3) of the Securities Exchange Act of 1934) or group of persons becomes the beneficial owner, directly or indirectly, of shares of common stock of the Company representing 20% or more of the shares of voting stock of the Company; or (b) during any period of two consecutive years, individuals who at the beginning of such period were members of the Company's Board of Directors cease to constitute a majority of the Board of Directors, unless the election of each director who was not a director at the beginning of such period was approved by at least two-thirds of the directors then still in office. No Change in Control shall be deemed to have occurred as to Mr. Hunt or Mr. Arnold if he is included in the person or group acquiring control of the Company. The agreements are for a term ending on December 31, 1996, but is automatically renewed, prior to a Change in Control, for successive one-year terms unless terminated as provided in the agreement; after a Change in Control, the agreement extends for a further three-year term after its next anniversary date.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors is composed entirely of independent outside directors and is responsible for establishing an executive compensation policy and plan for the Company. The Compensation Committee reviews and approves all compensation plans, benefit programs and perquisites for executives and other employees.

OVERALL POLICY

    The Company's executive compensation policy is intended (i) to link compensation and shareholder value; (ii) to recognize and reward individuals for their contributions and commitment to growth and profitability of the Company; and (iii) to attract and retain the highest caliber of executives.

    Compensation of the Company's executive officers consists of the following elements: base salary, cash bonus payments under the Incentive Bonus Plan, stock option awards and restricted stock grants. Each of these elements is discussed below.

BASE SALARY

    The Committee, with input from the Chief Executive Officer, determines annual salary levels for the executive group. Base salaries are targeted at the median base salaries of comparable companies. Factors considered in setting base salaries also include level of responsibilities and prior experience and achievements.

    In making changes in base salary for existing executive officers, other than Mr. Hunt, the Compensation Committee considers the recommendations of Mr. Hunt based on his personal evaluation of individual performance for the prior year including attainment of personal objectives and goals, attainment of Company performance goals, the Company's salary structure and competitive salary data.

CASH BONUS PAYMENTS

    The Company's executive officers and other employees are eligible for annual cash bonuses. At the beginning of each fiscal year, eligible executives are assigned target bonus levels determined by a formula based on corporate performance objectives for the fiscal year. In fiscal 1996, the maximum bonus level for the CEO was 40% of his base salary multiplied by the percentage of target attained and for other eligible executives was 15% to 30% of base salary multiplied by the percent of target attained. The corporate performance measure for bonus payments for fiscal 1996 was a graduated percentage of the Company's earnings before interest and income taxes. Bonuses for Mr. Hunt and Mr. Arnold were determined in 1996 by a formula agreed upon in advance. Senior executives participated in a senior staff bonus pool over which Mr. Hunt and Mr. Arnold were delegated discretion in making bonus awards based on individual merit, team participation, and other factors.

STOCK OPTIONS

    The grant of stock options under the incentive stock option plans or the nonqualified stock option plan is intended to provide long-term performance based compensation to officers and key employees of the Company. The quantity and recipients of options are determined by the Compensation Committee. Generally, no employee may be granted options which first become exercisable in any calendar year for common stock having an aggregate fair market value (determined as of the date of grant) in excess of $100,000. Options granted under the 1985 Plan, the 1988 Plan and the 1992 Plan are granted at fair market value and expire not more than ten years from the date of grant.

RESTRICTED STOCK GRANTS

    The Company's restricted stock grant compensation combines elements of short-term compensation and long term incentives. Stock grants may be used to reward executives who have been responsible for successful past results and may also be used to attract skilled management by providing stock for "sign-on" bonus use. In either case, stock ownership is intended to provide an additional incentive for executive management based on long-term results and growth in stock value.

CHIEF EXECUTIVE OFFICER

    In setting fiscal 1996 salary and bonus award levels for Mr. Hunt, the Committee focused upon the policies described above. For fiscal 1996, Mr. Hunt earned a bonus under the Incentive Bonus Plan equal to 29% of his base salary of $250,000, a result of the Company meeting its profit plan and the Compensation Committee's assessment of Mr. Hunt's role in that success.

STOCK PERFORMANCE GRAPH

    The following graph sets forth the five-year cumulative total return on the Common Stock of the Company as well as the total returns on the NASDAQ Stock Market (U.S. Companies) and the NASDAQ Non-Financial Stocks:

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                  CSRP TOTAL RETURN INDEX FOR:                      6/28/91    6/30/92    6/30/93    6/30/94    6/30/95    6/28/96
IFR Systems, Inc.                                                      100.0       70.0      113.3      103.3      156.7      163.3
Nasdaq Stock Market (U.S. Companies)                                   100.0      120.1      151.1      152.5      203.6      261.4
Nasdaq Non-Financial Stocks SIC 0100-5999, 7000-9999 U.S. &
Foreign                                                                100.0      115.1      143.4      139.9      192.2      244.0

                                     LEGEND

CSRP TOTAL RETURN INDEX FOR:                       6/28/91       6/30/92      6/30/93      6/30/94      6/30/95      6/28/96
IFR Systems, Inc.                                    100.0         70.0        113.3        103.3        156.7        163.3
Nasdaq Stock Market (U.S. Companies)                 100.0        120.1        151.1        152.5        203.6        261.4
Nasdaq Non-Financial Stocks SIC 0100-5999,
7000-9999 U.S. & Foreign                             100.0        115.1        143.4        139.9        192.2        244.0

NOTES: A. THE LINES REPRESENT MONTHLY INDEX LEVELS DERIVED FROM COMPOUNDED DAILY RETURNS THAT INCLUDE ALL DIVIDENDS.

        B. THE INDEXES ARE REWEIGHTED DAILY, USING THE MARKET CAPITALIZATION ON THE PREVIOUS TRADING DAY.

        C. IF THE MONTHLY INTERVAL, BASED ON THE FISCAL YEAR-END, IS NOT A TRADING DAY, THE PRECEDING TRADING DAY IS USED.

        D. THE INDEX LEVEL FOR ALL SERIES WAS SET TO $100.0 ON 6/28/91.

CERTAIN RELATIONSHIPS

    Mr. Grose, a director of the Company, is also a director and past President of Navair Inc., Mississauga, Ontario. Navair is the exclusive distributor of IFR products in Canada, which accounted for more than 25% of Navair's sales during its most recent fiscal year. During the Company's fiscal year ended June 30, 1996, Navair's purchases from the Company totaled $2,231,775 (less than 4% of the Company's gross revenues). This relationship is expected to continue during the current fiscal year.

                                  PROPOSAL II
           APPROVAL OF THE COMPANY'S 1996 INCENTIVE STOCK OPTION PLAN

SUMMARY OF IFR SYSTEMS, INC. 1996 INCENTIVE STOCK OPTION PLAN

    The Board of Directors has adopted, subject to shareholder approval, the IFR Systems, Inc. 1996 Incentive Stock Option Plan (the "1996 Option Plan").

    The purposes of the 1996 Option Plan are to encourage ownership of the Company's Common Stock by key personnel of the Company and its subsidiaries, to provide additional incentives for them to remain in the employ of the Company and its subsidiaries and to promote the success of the Company's business.

    A maximum of 400,000 shares of Common Stock may be issued under the 1996 Option Plan. Shares issued under the plan may be either authorized but unissued shares or treasury shares. Shares covered by options which expire or are terminated without exercise will again be available for the granting of options. The plan provides that the number of shares subject to the 1996 Option Plan and the number of shares covered by, and the exercise price of outstanding option agreements are subject to appropriate adjustment in the case of any stock dividends, stock splits, mergers, consolidations, or other form of reorganization.

    There is no limit on the number of options that can be granted to any one employee under the plan except that no option may be granted to any person who owns more than ten percent of the total combined voting power of all classes of common stock of the Company and its subsidiaries. However, to the extent the aggregate fair market value (determined as of the time the option is granted) of the Common Stock for which any employee is granted options which are exercisable for the first time by such employee during any calendar year under the 1996 Option Plan and any other "incentive stock option plan" (as such term is defined in Section 422 of the Internal Revenue Code) of the Company and its subsidiaries exceeds $100,000, the excess options shall be treated as options which are not incentive stock options.

    Under the terms of the 1996 Option Plan, options may be granted to regular employees, including officers, of the Company or any subsidiary of the Company. Directors of the Company who are also employees of the Company or one of its subsidiaries are eligible to receive options.

    Options may be granted for terms not to exceed ten years from the date of grant. The option price must be not less than 100% of the fair market value of the Company's Common Stock at the time of the granting of the option. The fair market value of the Company's Common Stock is to be determined by the Board of Directors (or any committee to which the board may delegate such power) but shall be not less than the midpoint between the high and low price of the Common Stock on the date the option is granted. In all events, such price shall be determined in accordance with any regulations adopted by the Internal Revenue Service pursuant to Section 422 of the Internal Revenue Code.

    The plan provides that the purchase price for shares acquired pursuant to exercise of options under the plan must be paid in full in cash at the time of exercise, but the Board of Directors of the Company, at its option, may permit payment with Common Stock of the Company already owned by the optionee.

    Optionees may only exercise options within three months from the date the employee terminates employment, except that, in the case of the death of an employee, the employee's executor, administrator, or person who has inherited the right to exercise the option may exercise it within twelve months of the date of the optionee's death unless the option otherwise expires prior to the end of such twelve-month period. Optionees who terminate due to disability may exercise an option, if it does not otherwise expire, within twelve months of the date of termination. Options are not transferable otherwise than by will or by the laws of descent and distribution.
    Upon the distribution date, as the term is defined in the Rights Agreements, dated as of February 28, 1989, certain optionees may be granted the right to exercise their options prior to the stated exercise date.

    The 1996 Option Plan automatically terminates ten years after the date it was adopted by the Board of Directors of the Company, August 28, 1996. Prior to that termination date, the Board of Directors of the Company may suspend or terminate the plan and (except as described in the next sentence) the Board of Directors may, without obtaining shareholder approval, amend the plan in order for options granted under the plan to qualify as "incentive stock options" under
Section 422 of the Internal Revenue Code or to conform with changes in any applicable laws or regulations. Stockholder approval is required for any proposed amendment which would increase the total number of shares of stock that can be issued under the plan, extend the term of the plan, change the class of employees eligible to receive options under the plan, or change the manner of determining the option price. Options outstanding at the time of termination of the plan would remain in effect.

    The plan is to be administered under the general direction and control of the Board of Directors of the Company. The Board of Directors is to appoint a committee of at least three directors, none of whom shall be officers of the Company or eligible to participate in the plan, and the Board may delegate to such committee all of its power and authority under the plan, except for power to terminate, suspend, alter, or amend the plan.

    It is intended that options granted under the 1996 Option Plan qualify as "incentive stock options" under the Internal Revenue Code. Section 422 of the Internal Revenue Code provides that recipients of incentive stock options do not realize any taxable income upon exercise of such options, provided no disposition of the stock so acquired is made within two years from the date of the granting of the option or within one year from the date of exercise of the option. Assuming compliance with these and other applicable Internal Revenue Code provisions, an optionee will realize a capital gain or loss when he or she disposes of the shares. If the optionee disposes of the shares before the expiration of the one-year and two-year waiting periods, any amount realized from such a disqualifying disposition will be taxable as ordinary income in the year of disposition to the extent of the difference between the option price and either the fair market value on the date the option is exercised or the disposition price, whichever is less. At the time of a disqualifying disposition, the Company would be entitled to an income tax deduction for the amount taxable to the optionee as ordinary income, such deduction being the only income tax deduction the Company will receive with respect to the operation of the 1996 Option Plan.

    At the close of business on September 9, 1996, the last sale price of the Company's Common Stock, as reported in THE WALL STREET JOURNAL, was $13.50.

    The affirmative vote of the holders of a majority of the outstanding shares of the Company's Common Stock is required to approve and adopt the 1996 Option Plan.

    THE BOARD OF DIRECTORS BELIEVES THAT THE 1996 INCENTIVE STOCK OPTION PLAN WILL BE A VALUABLE MEANS OF RECRUITING AND RETAINING HIGHLY QUALIFIED EMPLOYEES AND THEREFORE RECOMMENDS A VOTE FOR APPROVAL AND ADOPTION OF THE 1996 INCENTIVE STOCK OPTION PLAN.

                                  PROPOSAL III
                      APPOINTMENT OF INDEPENDENT AUDITORS

    The Audit Committee recommended and the Board of Directors of the Company appointed Ernst & Young LLP as independent auditors to examine the financial statements of the Company for the current fiscal year ending June 30, 1997. Although there is no requirement that such appointment be submitted to a vote of the shareholders, the Board of Directors believes that the shareholders should be afforded the opportunity to ratify the appointment. If the shareholders do not ratify the appointment, the Board of Directors, in its discretion and without further vote of the shareholders, will select another firm to serve as independent auditors for the current fiscal year.

    Ernst & Young LLP has served as independent auditors for the Company continuously since 1971 and is considered by the directors to be well qualified. The Board of Directors therefore recommends a vote FOR ratification of the appointment of Ernst & Young LLP and if the enclosed proxy is duly executed and received in time for the meeting and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for ratification of such appointment. The affirmative vote of the majority of the shares represented at the meeting is required for ratification of the appointment.

    A representative of Ernst & Young LLP is expected to be present at the shareholder meeting and will have the opportunity to make a statement if he desires to do so. Ernst & Young LLP has indicated that it presently does not intend to make a statement but that its representative will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

    May 26, 1997 is the date by which shareholder proposals intended to be presented at the 1997 annual meeting of shareholders must be received by the Company to be considered for inclusion in the proxy materials relating to that meeting.

OTHER MATTERS

    The Annual Meeting is called for the purposes set forth in the "Notice of Annual Meeting." The Board of Directors has not been informed of any matters other than those stated in the Notice that are to be presented at the meeting. If any other business is brought before the meeting, the persons named in the proxy will vote according to the recommendations of the Board of Directors of the Company.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                                     [SIG]

                                          Charles J. Woodin

                                          SECRETARY

IMPORTANT:

    PLEASE IMMEDIATELY MARK, SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED STAMPED, ADDRESSED ENVELOPE. IF YOU ATTEND THE MEETING, AND IF YOU SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. THANK YOU FOR ACTING PROMPTLY.

                                                                       EXHIBIT A

                               IFR SYSTEMS, INC.

                        1996 INCENTIVE STOCK OPTION PLAN

    1. PURPOSE. The purpose of this 1996 Incentive Stock Option Plan (the "Plan") is to encourage ownership in the Common Stock of IFR Systems, Inc. (the "Company") by key employees of the Company and its subsidiaries and to provide additional incentive for them to continue in the employ of the Company and its subsidiaries and to promote the success of the Company's business. It is further intended that this Plan shall qualify as an "incentive stock option plan" under
Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), and this Plan and all agreements entered into under the Plan shall be interpreted in a manner consistent with the requirements of that Section.

    2. STOCK SUBJECT TO THE PLAN. The maximum number of shares which may be issued upon exercise of Options granted under the Plan ("Options") shall be 400,000 shares of Common Stock, par value $.01 per share, of the Company ("Common Stock"). Such shares may be either issued shares of Common Stock which shall have been reacquired by the Company or authorized but unissued shares of Common Stock as the Board of Directors of the Company (the "Board") shall from time to time determine. If any outstanding Option under the Plan for any reason expires or is terminated without having been exercised in full, the shares allocable to the unexercised portion of such Option shall again become available for option pursuant to the Plan.

    3.  PARTICIPATION IN THE PLAN.

        a. Options may be granted only to regular employees (including officers) of the Company or of any subsidiary of the Company who shall be selected as provided in Section 12 hereof. A director or officer of the Company or of a subsidiary who shall not at the time also be an employee of the Company or of a subsidiary thereof shall not be eligible to receive an Option under the Plan. An employee who shall have been granted an Option under the Plan may be granted one or more additional Options. The term "subsidiary" as used in this Plan means a corporation more than 50% of the voting stock of which shall at the time be owned directly or indirectly by the Company.

        b. No Option shall be granted to an individual who owns more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary corporations.

        c. To the extent the aggregate fair market value (determined as of the time the Option is granted) of the Common Stock for which any employee may be granted Options which are exercisable for the first time by such employee during any calendar year under the Plan and any other "incentive stock option plan" within the meaning of Section 422 of the Code, of the Company and its parent and subsidiary corporations exceeds $100,000, such Options shall be treated as Options which are not incentive stock options. Nothing in this Plan shall be construed to give anyone the right to be granted an Option, and neither the Plan nor the granting of an Option or the taking of any other action under the Plan shall constitute or be any evidence of any agreement or understanding, express or implied, that the Company or any of its subsidiaries will employ an Option holder for any period of time or in any position or at any particular rate of compensation.

    4. OPTION PRICES. The purchase price of the Common Stock covered by each Option shall be not less than 100% of the fair market value of the Common Stock at the time of granting the Option. Such fair market value shall be determined by the Board (or any committee to which the Board shall have delegated pursuant to Section 12 hereof power in that regard) but shall not be less than the midpoint between the high and low price of the Common Stock on the date the Option is granted. Notwithstanding the foregoing, the price at which Options may be exercised shall in all events be determined in a manner consistent with any regulations that may hereafter be promulgated from time to time by the Internal Revenue Service with respect to Section 422 of the Code.

    5. TERM OF OPTIONS. The term of each Option shall be not more than ten years from the date of granting thereof and may be less than ten years. Each Option shall be subject to earlier termination as herein provided.

    6. EXERCISE OF OPTIONS. An Option may be exercised in accordance with its terms at any time or from time to time after the granting thereof and the approval of this Plan by the shareholders of the Company in accordance with Paragraph 13 of the Plan. The purchase price of the shares purchased upon exercise of an Option shall be paid in full in cash at the time of the exercise, but the Board of Directors may (but shall not be required to) determine that shares may be purchased in whole or in part upon the exercise of Options with Common Stock of the Company. Notwithstanding the foregoing sentence, a participant shall be entitled to pay the purchase price by executing a promissory note, if such a right is expressly granted to a participant in the Incentive Stock Option Agreement entered into between a participant and the Company. Except as provided in Paragraph 8 hereof, an Option may not be exercised in whole or in part unless the holder thereof shall then be an employee of the Company or of a subsidiary of the Company. The holder of an Option shall not have any of the rights of a shareholder with respect to the shares covered by his or her Option until and except to the extent that the Option shall have been duly exercised.

    7. RESTRICTIONS ON TRANSFERABILITY. An Option shall not be transferable otherwise than by will or the laws of descent and distribution, and an Option may be exercised during the lifetime of the employee only by him or her. No Option or interest therein may be transferred, assigned, pledged, or hypothecated by the Optionee during his or her lifetime, by operation of law or otherwise, or be made subject to execution, attachment, or similar process.

    8. TERMINATION OF EMPLOYMENT. All rights of an employee in an Option, to the extent it has not been exercised, shall terminate three months from the date the employee terminates employment other than by reason of death or disability as hereinafter provided. An Option shall not be affected by any temporary change of duties or position of the holder or any temporary leave of absence granted to him or her by the employing corporation. In the event of the death of the holder of an Option prior to termination of employment, the unexercised portion of such Option may be exercised at any time within twelve months from the date of the holder's death, by his or her executor, administrator, personal representative, or other person who has acquired the right to exercise the Option by bequest or inheritance. In the event a holder of an Option terminates employment due to disability, the unexercised portion of such Option may be exercised at any time within twelve months from the date such employee terminated employment. For purposes hereof a person shall be considered disabled if the individual is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve months. An individual shall be considered disabled only if such individual furnishes proof of the existence thereof in the form and manner as the Company may require. In no event may any Option be exercised after the expiration of the terms of the Option set forth in Paragraph 5 of this Plan.

    9. ADJUSTMENTS UPON CHANGES IN CAPITALIZATION. Notwithstanding any other provisions of this Plan, in the event of any change in the outstanding Common Stock of the Company by reason of a stock dividend, stock split, merger, consolidation, split-up, combination or exchange of shares, reorganization, liquidation, or the like, the aggregate number and class of shares of Common Stock available under the Plan and the number and class of shares subject to each outstanding Option and the option prices shall be appropriately adjusted by the Board, whose determination shall be conclusive.

    10. MERGER. Subject to any required approval by the shareholders of the Company, if the Company shall be the surviving or resulting corporation in any merger or consolidation, each then outstanding Option granted hereunder shall pertain to and apply to the same number and type of shares of stock which a holder of the same number of shares of Common Stock subject to such Option was entitled to receive by reason of such merger or consolidation.

    11. TERMINATION AND AMENDMENT OF THE PLAN. Unless the Plan shall be previously terminated as hereinafter provided, no Option shall be granted under the Plan after ten years from the date the Plan is adopted by the Board of Directors. The Board of Directors may at any time prior to that date suspend or terminate the Plan and shall have the right to alter or amend the Plan or any part thereof at any time and from time to time as it may deem proper and in the best interest of the Company and to alter or amend the Plan in order that Options granted under the Plan shall qualify as "Incentive Stock Options" under
Section 422 of the Code or qualify under similar or successor provisions of the Code as amended from time to time, or conform with any change in applicable law or regulations or rulings of administrative agencies. Any termination, suspension, alteration or amendment of the Plan effected pursuant to this Paragraph 11 may be made by the Board of Directors without further action on the part of the shareholders of the Company; PROVIDED, THAT, no such termination, suspension, alteration, or amendment shall (a) impair, without the consent of the Option holder, any Option theretofore granted to him or her under the Plan or deprive him or her of any Common Stock which he or she may have acquired under the Plan, or (b) unless approved by the shareholders of the Company, (i) increase the total number of shares of Common Stock which may be purchased under the Plan except as provided in Paragraph 9 hereof, (ii) extend the time during which Options may be granted under the Plan, (iii) change the class of employees eligible to receive Options under the Plan, or (iv) change the manner of determining the Option price except to change the manner of determining the fair market value of the Common Stock. Any Option outstanding at the time of termination of the Plan shall remain in effect subject to the provisions of this Plan until the Option shall have been exercised or shall have expired.

    12. ADMINISTRATION OF PLAN.

        a. The Plan shall be administered under the general direction and control of the Board of Directors which may from time to time issue orders or adopt resolutions not inconsistent with the provisions of the Plan, to interpret the provisions and supervise the administration of the Plan.

        b. The Board of Directors shall appoint a Committee (the "Committee") consisting of not fewer than three directors, none of whom shall be officers of the Company or eligible to participate in the Plan while members of the Committee, and who shall serve at the pleasure of the Board. No person shall be eligible to serve on the Committee if such person has at any time during the immediately preceding one year period been granted or awarded equity securities under the terms of this Plan, or any other plan of the Company or its affiliates, except as provided by any applicable securities rule. All Committee members shall be disinterested persons as defined in Securities and Exchange Commission Rule 16b-3. The Board of Directors may, from time to time, remove members from or add members to the Committee and shall fill all vacancies on the Committee. The Board of Directors may delegate to the Committee full power and authority to take any action required or permitted to be taken by the Board of Directors under the Plan, except that the Committee shall not have the power to terminate, suspend, alter, or amend the Plan. Subject to the provisions of the Plan, the Committee shall have the plenary authority, in its discretion, to determine the time or times at which, and the employees of the Company and its subsidiaries to whom, Options shall be granted, the purchase price, and the number of shares of Common Stock to be covered by each Option, when each Option may be exercised, and the expiration date thereof. The Options granted by such Committee may contain such terms and provisions as the Committee, in its discretion, deems desirable and appropriate, provided, however, that such additional terms shall not be inconsistent with any provision of the Plan or cause the Plan or the Options granted thereunder not to be classified as an Incentive Stock Option Plan and/or an Incentive Stock Option, except as provided in paragraph 3.c. hereof.

        c. A majority of the Committee shall constitute a quorum, and the action of a majority of the members present at any meeting at which a quorum is present, or action authorized or approved in writing by a majority of the Committee, shall be deemed the action of the Committee.

    13. EFFECTIVE DATE OF THE PLAN. The Plan shall be effective from the date of its adoption by the Board of Directors, and Options may be granted immediately after such adoption, but the grant of any Option is conditional, and no Option may be exercised under the Plan, unless and until the Plan has been approved by the shareholders of the Company at a meeting held within twelve months after the date of such adoption. The Plan shall terminate if it is not approved by the shareholders of the Company within twelve months from the date of its adoption by the Board of Directors.

    14. NOTICES. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been given when received by the Personnel Office of the Company or when received in the form specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

    15. SHAREHOLDER APPROVAL. The Plan has been adopted by the Board of Directors of the Company on August 28, 1996, and is subject to the approval of the holders of a majority of the issued and outstanding Common Stock of the Company within 12 months after its adoption by the Board of Directors.

    16. GOVERNING LAW. This Plan and all agreements entered into under the Plan shall be construed in accordance with and shall be governed by the laws of the State of Kansas, except as provided in Paragraph 1 hereof.

    17. GOVERNMENT AND OTHER REGULATIONS. The obligations of the Company to sell and deliver shares of Common Stock shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as deemed necessary or appropriate by counsel for the Company.

    18. NONEXCLUSIVITY OF THE PLAN. Neither the adoption of the Plan by the Board of Directors nor the submission of the Plan for approval of the shareholders of the Company shall be construed as creating any limitations on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including without limitation, the granting of stock options otherwise than under the Plan.

PROXY
ANNUAL MEETING OF SHAREHOLDERS -- NOVEMBER 7, 1996
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                                       [LOGO] IFR SYSTEMS, INC.

     The undersigned hereby constitutes and appoints Alfred H. Hunt, III, and Charles J. Woodin, and each of them, proxies with full power of substitution to vote for the undersigned all shares of common stock of IFR Systems Inc. which the undersigned would be entitled to vote if personally present at the annual meeting of shareholders to be held on November 7, 1996, at 10:00 a.m. (C.S.T.), and any adjournment thereof, upon the matters described in the accompanying Proxy Statement and upon any other business that may properly come before the meeting or any adjournment thereof. Said proxies are directed to vote or to refrain from voting as checked below upon the following matters, and otherwise in their discretion:

          PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                         USING THE ENCLOSED ENVELOPE.

                (CONTINUED AND TO BE SIGNED ON THE OTHER SIDE)

                              IFR SYSTEMS, INC.
   PLEASE MARK VOTE IN OVAL IN THE FOLLOWING MANNER USING DARK INK ONLY. /X/

[                                                                              ]

The Board of Directors recommends a vote "FOR" each of the following:

                                                        FOR   WITHHOLD   FOR ALL
1. Election of Directors --
   NOMINEES: John V. Grose and Oscar L. Tang            / /     / /       / /

   (Except Nominee(s) written below)

   ------------------------------------------
                                                        FOR   AGAINST    ABSTAIN
2. Proposal to adopt 1996 Incentive Stock
   Option Plan.                                         / /     / /       / /

                                                        FOR   AGAINST    ABSTAIN
3. Ratification of the appointment of Ernst &
   Young LLP as independent auditors for the            / /     / /       / /
   current fiscal year ending June 30, 1997.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Annual Meeting, the Proxy Statement dated September 23, 1996, and the Company's 1996 Annual Report. The undersigned hereby revoke any proxy or proxies heretofore given.

                            Dated                      , 1996
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Signature(s)
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IMPORTANT: Please date this Proxy and sign exactly as your name or names appear hereon. If stock is held jointly, signature should include both names. Executors, administrators, trustees, guardians and others signing in a representative capacity, please give full title.